UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2024 (August 30, 2024)

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 30, 2024, Semnur Pharmaceuticals, Inc. (“Semnur”), a Delaware corporation and wholly owned subsidiary of Scilex Holding Company (“Scilex”), entered into an agreement and plan of merger (the “Merger Agreement”) with Denali Capital Acquisition Corp., a Cayman Islands exempted company (“Denali”), and Denali Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Denali (“Merger Sub”).

The Merger Agreement provides that, among other things, (i) on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Semnur, with Semnur surviving as a wholly owned subsidiary of Denali (the “Merger”), and (ii) prior to the closing of the Merger, Denali will migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and de-register in the Cayman Islands in accordance with Section 206 of the Cayman Companies Act (the “Domestication”). Upon the closing of the Merger (the “Closing”), it is anticipated that Denali will change its name to “Semnur Pharmaceuticals, Inc.” (“New Semnur”). Shares of Denali common stock following the Domestication are hereinafter referred to as “New Semnur Common Shares”. Shares of Denali Series A preferred stock following the Domestication are hereinafter referred to as “New Semnur Preferred Shares”. Warrants to purchase New Semnur Common Shares following the Domestication are hereinafter referred to as “New Semnur Warrants”. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”. The Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”.

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Scilex, Semnur and Denali.

Consideration and Structure

In accordance with the terms and subject to the conditions of the Merger Agreement, following the Domestication and at the effective time of the Merger (the “Effective Time”): (i) each share of common stock of Semnur issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive, without interest, a number of New Semnur Shares equal to the Exchange Ratio (as defined in the Merger Agreement); (ii) each share of Series A preferred stock of Semnur issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive, without interest, (a) one New Semnur Preferred Share and (b) one-tenth of one New Semnur Common Share, and (iii) subject to Denali’s receipt of the Option Exchange Approval (as defined in the Merger Agreement), each option to purchase a share of Semnur common stock that is then outstanding shall be converted into the right to receive an option to purchase a number of New Semnur Common Shares as determined by the Exchange Ratio upon substantially the same terms and conditions as are in effect with respect to such option immediately prior to the Effective Time, with the exercise price thereof adjusted by the Exchange Ratio. For purposes of the Merger Agreement, Semnur’s equity value is $2,500,000,000.

The Business Combination is expected to close during the first quarter of 2025, following the receipt of the required approval by Denali’s shareholders (prior to the Domestication) and the satisfaction or waiver of other customary closing conditions.

Representations and Warranties; Covenants

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Merger Agreement have agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Semnur, Denali and Merger Sub during the period between execution of the Merger Agreement and the Closing. The representations, warranties, agreements and covenants of the parties set forth in the Merger Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary or desirable to consummate the Business Combination.

Conditions to Closing

Under the Merger Agreement, the obligations of each of Semnur and Denali to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others: (i) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder relating to the Merger having been expired or been terminated; (ii) no existence of any order, statute, rule or regulations enjoining or prohibiting the consummation of the Merger; (iii) the registration statement and proxy statement/prospectus to be filed by Denali relating to the Merger Agreement and the Business Combination (the “Registration Statement”) becoming effective under the Securities Act of 1933, as amended (the “Securities Act”), and no stop order suspending the effectiveness of the Registration Statement having been issued and no proceedings for that purpose having been initiated or threatened by the Securities and Exchange Commission (the “SEC”) that have not been withdrawn; and (iv) the approval and adoption of the Merger Agreement and the transactions contemplated thereby by the requisite vote of Denali’s shareholders (the “Required Parent Shareholder Approval”) and the requisite approval of Semnur’s stockholders by written consent (the “Company Stockholder Written Consent”).

The obligation of Semnur to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others: (i) New Semnur Common Shares and New Semnur Warrants remaining listed on The Nasdaq Stock Market LLC (“Nasdaq”) through the Effective Time, the listing application with Nasdaq (or such other stock exchange agreed to by Semnur and Denali) (Nasdaq or any such other stock exchange, the “Stock Exchange”) for the New Semnur Common Shares and New Semnur Warrants having been approved, and Denali having not received any notice from the applicable Stock Exchange that it has failed, or would reasonably be expected to fail, to meet such Stock Exchange’s continued listing requirements as of immediately following the Closing for any reason, where such notice has not been subsequently withdrawn by the applicable Stock Exchange or the underlying failure appropriately remedied or satisfied; (ii) Scilex having (a) paid in full all obligations owed under that certain Senior Secured Promissory Note issued to Oramed Pharmaceuticals, Inc. (“Oramed”), dated September 21, 2023 (the “Oramed Note”) or (b) obtained the full release of Semnur as a guarantor of the Oramed Note as set forth in that certain Subsidiary Guarantee, dated September 21, 2023, by Semnur and certain other parties thereto; (iii) the absence of a Parent Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement that is continuing; (iv) the Domestication having been completed; and (v) the Investment Management Trust Agreement (as defined in the Merger Agreement) having been amended solely to the extent necessary to enable the intended effects of the Amended Underwriting Agreement (as defined in the Merger Agreement).

The obligation of Denali to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement that is continuing.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, but not limited to:

(i) by the mutual written consent of Semnur and Denali;

(ii) by either Denali or Semnur, if (a) the Merger is not consummated on or prior to 11:59 p.m. Pacific Time on January 31, 2025, or such later date as agreed to in writing between Semnur and Denali (the “Outside Date”); provided that if an Extension Amendment (as defined in the Merger Agreement) shall be in effect, the Outside Date shall be the Extension Date (as defined in the Merger Agreement); or (b) any order enjoining or prohibiting the consummation of the Merger is in effect and has become final and non-appealable;

(iii) by Denali, (a) subject to certain exceptions, if any of the representations or warranties made by Semnur are not true and correct or if Semnur fails to perform any of its covenants or agreements under the Merger Agreement such that certain conditions to the obligations of Denali could not be satisfied and the breach of such representations or warranties or failure to perform such covenants or agreements are not cured by the earlier of (1) the Outside Date or (2) 30 days after written notice thereof; (b) if Semnur does not deliver, or cause to be delivered to Denali, the Company Stockholder Written Consent within five business days following the Registration Statement (as defined in the Merger Agreement) being declared effective; and (c) in the event that Semnur fails to deliver the audited financial statements for each of its 2022 fiscal year and 2023 fiscal year to Denali on or before 11:59 p.m. Pacific Time on September 13, 2024; or

(iv) by Semnur, (a) subject to certain exceptions, if any of the representations or warranties made by Denali or Merger Sub are not true and correct or if Denali or Merger Sub fail to perform any of their respective covenants or agreements under the Merger Agreement such that the conditions to the obligations of Semnur could not be satisfied and the breach of such representations or warranties or failure perform such covenants or agreements are not cured by the earlier of (1) the Outside Date or (2) 30 days after written notice thereof; or (b) if the Required Parent Shareholder Approval (as defined in the Merger Agreement) is not obtained at Denali’s special meeting called to seek the Required Parent Shareholder Approval.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement, other than customary confidentiality obligations, except with respect to liabilities for any Fraud or Willful Breach (each, as defined in the Merger Agreement).

The foregoing description of the Merger Agreement, the Merger and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification.

Other Agreements

The Merger Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing Date, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, Denali Capital Global Investments LLC (the “Sponsor”) and each of Denali’s directors and executive officers entered into a sponsor support agreement with Denali and Semnur (the “Sponsor Support Agreement”), pursuant to which the Sponsor and each of Denali’s directors and executive officers has agreed to, among other things: (i) vote in favor of the Parent Shareholder Approval Matters (as defined in the Merger Agreement) and in favor of any proposal in respect of an Extension Amendment (as such terms are defined in the Merger Agreement); (ii) vote against (or otherwise withhold written consent of, as applicable) any “Business Combination” (as such term is defined in Denali’s organizational documents) or any proposal relating thereto (in each case, other than as contemplated by the Merger Agreement); (iii) vote against (or otherwise withhold written consent of, as applicable) any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Denali (other than the Merger Agreement and the transactions contemplated thereby); (iv) vote against (or otherwise withhold written consent of, as applicable) any change in the business, management or board of directors of Denali (other than in connection with the Merger Agreement and the transactions contemplated thereby); and (v) vote against (or otherwise withhold written consent of, as applicable) any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreement or the Merger Agreement or any of the transactions contemplated thereby, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Denali or Merger Sub under the Merger Agreement, (c) result in any of the conditions set forth in Article VIII of the Merger Agreement not being fulfilled or (d) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, Denali. Under the terms of the Sponsor Support Agreement, the Sponsor also agreed to certain standstill provisions with respect to the ordinary shares and other equity securities of Denali held by the Sponsor.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Stockholder Support Agreement

Concurrently with the execution of the Merger Agreement, Semnur, Scilex (as the sole stockholder of Semnur) and Denali entered into a company stockholder support agreement (the “Stockholder Support Agreement”), pursuant to which Scilex agreed to, among other things: (i) appear at any meeting of Semnur’s stockholders related to the transactions contemplated by the Merger Agreement, or otherwise cause its shares of Semnur common stock to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or execute and return an action by written consent), or cause to be voted at any such meeting of Semnur’s stockholders (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Semnur common stock in favor of the Merger Agreement and the Business Combination; (iii) authorize and approve any amendment to Semnur’s certificate of incorporation or bylaws that is deemed necessary or advisable by Semnur for purposes of effecting the Business Combination; and (iv) vote (or execute and return an action by written consent), or cause to be voted at any such meeting of Semnur’s stockholders (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Semnur common stock against any other action that would reasonably be expected to (a) impede, interfere with, frustrate, delay, postpone or adversely affect the Business Combination, (b) result in a breach of any covenant, representation or warranty or other obligation or agreement of Semnur under the Merger Agreement or (c) result in a breach of any covenant, representation or warranty or other obligation or agreement of Scilex contained in the Stockholder Support Agreement.

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholder Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Sponsor Interest Purchase Agreement

In connection with the execution and delivery of the Merger Agreement, the Sponsor and Scilex entered into a Sponsor Interest Purchase Agreement (the “SIPA”) dated August 30, 2024 (the “Signing Date”). Pursuant to the SIPA, Scilex agreed to purchase 500,000 Class B ordinary shares, par value $0.0001 per share (the “Purchased Interests”), of Denali that are currently held by the Sponsor. The aggregate consideration for the purchase and sale of the Purchased Interests is as follows: (i) $2,000,000 (the “Cash Consideration”) and (ii) 300,000 shares of common stock, par value $0.0001 per share, of Scilex (the “Scilex Shares”). Pursuant to the SIPA, Scilex has paid the Cash Consideration on the Signing Date and has agreed to issue the Scilex Shares to the Sponsor contingent upon and following the occurrence of the Effective Time. The Purchased Interests will convert automatically, on a one-for-one basis, into one New Semnur Common Share at the effective time of the Domestication pursuant to the terms of the Merger Agreement.

The foregoing descriptions of the SIPA does not purport to be complete and is qualified in its entirety by the terms and conditions of the SIPA, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at or prior to the Closing, Denali and Scilex will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), which, among other things, will govern the registration of certain New Semnur Common Shares for resale and be effective as of the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is filed as an exhibit to the Merger Agreement.

Contribution and Satisfaction of Indebtedness Agreement

Concurrently with the execution of the Merger Agreement, Scilex and Semnur entered into a Contribution and Satisfaction of Indebtedness Agreement (the “Debt Exchange Agreement”). The Debt Exchange Agreement relates to certain amounts owed to Scilex by Semnur, including accrued and unpaid interest thereon, if any, as of June 30, 2024, which amount may be updated pursuant to the terms thereof (the “Outstanding Indebtedness”), for certain loans and other amounts provided by Scilex to Semnur prior to the Closing. The Outstanding Indebtedness as of such date was approximately $37,228,589, but will not exceed $60,000,000 as of immediately prior to the Closing.

Pursuant to the Debt Exchange Agreement, Scilex agreed to contribute the Outstanding Indebtedness (as set forth in the Debt Exchange Agreement) to Semnur in exchange for the issuance by Semnur to Scilex of that number of shares of to-be-designated Series A Preferred Stock, par value $0.0001 per share, of Semnur (subject to adjustment for recapitalizations, stock splits, stock dividends and similar transactions) (the “Series A Preferred Shares” and such transaction, the “Contribution”) that is equal to (a) the sum of the aggregate amount of the Outstanding Indebtedness and the amount that is equal to 10% of such aggregate amount of the Outstanding Indebtedness divided by (b) $11.00 (rounded up to the nearest whole share). Further, pursuant to the Debt Exchange Agreement, prior to the Contribution, Semnur agreed to file, with the Secretary of State of the State of Delaware, a certificate of designations, in the form agreed in the Debt Exchange Agreement, to set forth the designations, powers, rights and preferences and qualifications, limitations and restrictions of the Series A Preferred Shares. Upon the occurrence of the Contribution and issuance of the Series A Preferred Shares to Scilex, the Outstanding Indebtedness of Semnur owed to Scilex shall be extinguished in its entirety and shall be of no further force or effect and shall be deemed paid and satisfied in full and irrevocably and automatically discharged, terminated and released.

The foregoing description of the Debt Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Debt Exchange Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholder Agreement

Concurrently with the execution of the Merger Agreement, Denali entered into a Stockholder Agreement with Scilex (the “Stockholder Agreement”). Pursuant to the Stockholder Agreement, from and after the Effective Time, and for so long as Scilex beneficially owns any New Semnur Preferred Shares, among other things, (i) Scilex shall have the right, but not the obligation, to designate each director to be nominated, elected or appointed to the Board of Directors of New Semnur (“New Semnur Board”) (each, a “Stockholder Designee” and collectively, the “Stockholder Designees”), regardless of (i) whether such Stockholder Designee is to be elected to the New Semnur Board at a meeting of stockholders called for the purpose of electing directors (or by consent in lieu of meeting) or appointed by the New Semnur Board in order to fill any vacancy created by the departure of any director or increase in the authorized number of members of the New Semnur Board, or (ii) the size of the New Semnur Board, and New Semnur will be required to take all actions reasonably necessary, and not otherwise prohibited by applicable law, to cause each Stockholder Designee to be so nominated, elected or appointed to the New Semnur Board as more fully described in the Stockholder Agreement. Scilex shall also have the right to designate a replacement director for any Stockholder Designee that has been removed from the New Semnur Board and the right to appoint a representative of Scilex to attend all meetings of the committees of the New Semnur Board. The Stockholder Agreement also provides that New Semnur will be prohibited from taking certain actions without the consent of Scilex. Such actions include, among other things, amendments to the certificate of designations designating the New Semnur Preferred Shares, increases or decreases in the size of the New Semnur Board, the incurrence of certain amounts of indebtedness and the payment of dividends on New Semnur Common Shares. In addition, the Stockholder Agreement provides that New Semnur will be prohibited from taking certain actions without the consent of Oramed (but only until the date on which all payments under the Oramed Note and all other obligations under the Oramed Note have been paid in full in cash (such date, the “Release Date”)). The actions that require Oramed’s consent include, among other things, (i) amending certain agreements, including the Stockholder Agreement, the Merger Agreement, New Semnur’s certificate of incorporation or bylaws, Semnur’s 2024 Stock Option Plan, the Stockholder Support Agreement and the Debt Exchange Agreement, in each case that adversely affect the rights of capital stock held by Scilex in New Semnur (ii) approval of the issuance of capital stock of New Semnur that would result in Scilex holding less than 55% of the outstanding shares or voting power of New Semnur, (iii) forming any subsidiary that is not wholly owned and controlled by New Semnur, (iv) permitting any option grants to Scilex Insiders (as defined therein) pursuant to Semnur’s 2024 Stock Option Plan prior to the execution of the Merger Agreement to be exercisable and (v) permitting certain compensation payments to Scilex Insiders (as defined therein).

The foregoing description of the Stockholder Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholder Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 hereto, and is incorporated herein by reference.

Amendment to Certain Oramed Warrants

As previously disclosed by the Company, on September 21, 2023, the Company entered into, and consummated the transactions contemplated by, a Securities Purchase Agreement (the “Scilex-Oramed SPA”) with Oramed and the Agent (as defined therein).

Pursuant to the Scilex-Oramed SPA, among other things, on September 21, 2023, the Company issued to Oramed warrants to purchase up to an aggregate of 13,000,000 (subject to adjustment as provided therein) shares of Common Stock (the “Oramed Warrants”), with an exercise price of $0.01 per share and restrictions on exerciseability, including that certain Warrant to Purchase Common Stock No. ORMP CS-4 (as amended, restated, supplemented and modified from time to time in accordance with its terms, the “CS-4 Warrant”).

As of June 17, 2024, warrants to purchase up to an aggregate of 8,750,000 (subject to adjustment as provided therein) shares of Common Stock subject to the Oramed Warrants had vested (but were not exercisable as of such date). On August 30, 2024, the Company and Oramed entered into a letter agreement (the “Oramed Letter Agreement”), pursuant to which the parties agreed that, as of the date on which the Merger Agreement was executed, (i) notwithstanding the definition of the “Vesting Date” in the CS-4 Warrant (which Vesting Date was to be September 15, 2024), the CS-4 Warrant shall fully vest (meaning that as of the date of this Current Report on Form 8-K, Oramed Warrants to purchase an aggregate of up to 10,875,000 shares of Common Stock were vested) and (ii) notwithstanding the definition of the “Exercise Eligibility Date” in the Oramed Warrants, Oramed may immediately exercise the Oramed Warrants with respect to up to 5,437,500 shares of Common Stock subject to certain of such vested Oramed Warrants as set forth in the Oramed Letter Agreement.

The foregoing description of the Oramed Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Oramed Letter Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.6 hereto, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Scilex Shares is incorporated herein by reference into this Item 3.02 in its entirety. To the extent the Scilex Shares are issued to the Sponsor, such Scilex Shares will be issued in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. The Sponsor has represented to Scilex that it is an “accredited investor,” as defined in Regulation D under the Securities Act, and will acquire such Scilex Shares for the Sponsor’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

To the extent Scilex issues the Scilex Shares to the Sponsor, such Scilex Shares will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the SIPA is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of Scilex.

Item 7.01.	Regulation FD Disclosure.

On September 3, 2024, Semnur issued a press release announcing that on August 30, 2024, it executed the Merger Agreement with Denali and Merger Sub. Semnur also posted a presentation on its website regarding its business, which included information regarding the Merger Agreement for the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporate herein by reference.

The information in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Business Combination, Denali intends to file with the SEC a Registration Statement on Form S-4 (the “Denali Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Denali will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Denali Registration Statement, the definitive proxy statement/final prospectus or any other document that Denali will send to its shareholders in connection with the Business Combination. Investors and security holders of Denali are advised to read, when available, the proxy statement/prospectus in connection with Denali’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Denali as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: 437 Madison Avenue, 27th Floor, New York, New York 10022.

Participants in the Solicitation

Denali, Semnur and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Denali’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Denali’s directors and officers in Denali’s filings with the SEC including the Denali Registration Statement to be filed with the SEC by Denali, which will include the proxy statement of Denali for the Business Combination, and such information and names of Semnur’s directors and executive officers will also be in the Denali Registration Statement filed with the SEC by Denali, which will include the proxy statement of Denali for the Business Combination.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Semnur and Denali, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of management of Scilex, Semnur and Denali and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Scilex, Semnur and Denali. These statements are subject to a number of risks and uncertainties regarding Scilex’s, Semnur’s and Denali’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Semnur or the shareholders of Denali for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Semnur or Denali; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Denali’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; and costs related to the Business Combination. There may be additional risks that Semnur and Scilex presently do not know or that Semnur or Scilex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Semnur, Scilex and Denali’s expectations, plans or forecasts of future events and views as of the date of this communication. Semnur and Scilex anticipate that subsequent events and developments will cause such assessments to change. However, while Semnur and Scilex may elect to update these forward-looking statements at some point in the future, each of Semnur and Scilex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Semnur’s or Scilex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of August 30, 2024, by and among Denali Capital Acquisition Corp., Denali Merger Sub Inc. and Semnur Pharmaceuticals, Inc.

10.1#	Sponsor Support Agreement, dated as of August 30, 2024, by and among Denali Capital Acquisition Corp. and each of the Persons set forth on Schedule I attached thereto.

10.2*	Company Stockholder Support Agreement, dated as of August 30, 2024, by and among Scilex Holding Company, Semnur Pharmaceuticals, Inc. and Denali Capital Acquisition Corp.

10.3*	Sponsor Interest Purchase Agreement, dated as of August 30, 2024, by and between Denali Capital Global Investments LLC and Scilex Holding Company.

10.4*	Contribution and Satisfaction of Indebtedness Agreement, dated as of August 30, 2024 by and between Scilex Holding Company and Semnur Pharmaceuticals, Inc.

10.5	Stockholder Agreement, dated as of August 30, 2024, by and between Denali Capital Acquisition Corp. and Scilex Holding Company.

10.6	Letter Agreement, dated as of August 30, 2024, by and between Oramed Pharmaceuticals, Inc. and Scilex Holding Company.

99.1	Press Release, dated September 3, 2024.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) information that the Registrant treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

Date: September 3, 2024